UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2022

CEVA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-49842 (Commission File Number)	77-0556376 (I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 400, Rockville, MD (Address of Principal Executive Offices)	20850 (Zip Code)

(240)-308-8328
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 per share	CEVA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Security Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 15, 2022, CEVA, Inc. (the “Company”) announced its financial results for the quarter and year ended December 31, 2021. A copy of the press release, dated February 15, 2022, is attached and filed herewith as Exhibit 99.1. On the same day, the Company will hold a conference call to discuss its financial results for the fourth quarter and year ended December 31, 2021. A copy of the script of the conference call is attached hereto as Exhibit 99.2. This information, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

In addition to the disclosure of financial results for the quarter and year ended December 31, 2021 and 2020 in accordance with generally accepted accounting principles in the United States (“GAAP”), the press release and script also included non-GAAP operating income, non-GAAP net income and diluted earnings per share (“EPS”) figures for the referenced periods.

Non-GAAP operating income for the fourth quarter of 2021 excluded (a) equity-based compensation expenses, (b) the impact of the amortization of acquired intangibles associated with the acquisition of the Intrinsix and Hillcrest Labs businesses and investments in NB-IoT and Immervision technologies, (c) costs associated with the acquisition of the Intrinsix business, and (d) licensing, NRE and related revenues associated with the purchase price allocation (“PPA”) related to the acquisition of the Intrinsix business. Non-GAAP operating income for the fourth quarter of 2020 excluded (i) equity-based compensation expenses and (ii) the impact of the amortization of acquired intangibles associated with the acquisition of the Hillcrest Labs business and investments in NB-IoT and Immervision technologies.

Non-GAAP net income and diluted earnings per share for the fourth quarter of 2021 excluded (a) equity-based compensation expenses, net of taxes, (b) the impact of the amortization of acquired intangibles, net of taxes, associated with the acquisition of the Intrinsix and Hillcrest Labs businesses and investments in NB-IoT and Immervision technologies, (c) costs associated with the acquisition of the Intrinsix business, (d) income, net of taxes, associated with the reevaluation of an investment in another company, (e) income tax benefits associated with the PPA related to the acquisition of the Intrinsix business, and (f) licensing, NRE and related revenues associated with the PPA related to the acquisition of the Intrinsix business. Non-GAAP net income and diluted earnings per share for the fourth quarter of 2020 excluded (i) equity-based compensation expenses, net of taxes, and (ii) the impact of the amortization of acquired intangible and other assets, net of taxes, associated with the acquisition of the Hillcrest Labs business and investments in NB-IoT and Immervision technologies.

Non-GAAP operating income for the full year 2021 excluded (a) equity-based compensation expenses, (b) the impact of the amortization of acquired intangibles associated with the acquisition of the Intrinsix and Hillcrest Labs businesses and investments in NB-IoT and Immervision technologies, (c) costs associated with the acquisition of the Intrinsix business, and (d) licensing, NRE and related revenues associated with the PPA related to the acquisition of the Intrinsix business. Non-GAAP operating income for the full year 2020 excluded (i) equity-based compensation expenses and (ii) the impact of the amortization of acquired intangible assets associated with the acquisition of the Hillcrest Labs business and investments in NB-IoT and Immervision technologies.

Non-GAAP net income and diluted earnings per share for the full year 2021 excluded (a) equity-based compensation expenses, net of taxes, (b) the impact of the amortization of acquired intangibles, net of taxes, associated with the acquisition of the Intrinsix and Hillcrest Labs businesses and investments in NB-IoT and Immervision technologies, (c) costs associated with the acquisition of the Intrinsix business, (d) income, net of taxes, associated with the reevaluation of an investment in another company, (e) income tax benefits associated with the PPA related to the acquisition of the Intrinsix business, and (f) licensing, NRE and related revenues associated with the PPA related to the acquisition of the Intrinsix business. Non-GAAP net income and diluted earnings per share for the full year 2020 excluded (i) equity-based compensation expenses, net of taxes, and (ii) the impact of the amortization of acquired intangible assets associated with the acquisition of the Hillcrest Labs business and investments in NB-IoT and Immervision technologies.

The Company believes that the reconciliation of financial measures in the press release and script is useful to investors in analyzing the results for the quarters ended December 31, 2021 and 2020 because the exclusion of such expenses may provide a more meaningful analysis of the Company’s core operating results and comparison of quarterly results. Further, the Company believes it is useful for investors to understand how the expenses associated with the application of FASB ASC No. 718 are reflected on its statements of income. The reconciliation of financial measures should be reviewed in addition to and in conjunction with results presented in accordance with GAAP, and are intended to provide additional insight into the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliation, offer a more complete understanding of factors and trends affecting the Company’s business. The reconciliation of financial measures should not be viewed as a substitute for the Company’s reported GAAP results.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of CEVA, Inc., dated February 15, 2022.

99.2	Script of the conference call of CEVA, Inc., dated February 15, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: February 15, 2022	By:	/s/ Yaniv Arieli
Yaniv Arieli
Chief Financial Officer